UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2011

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
 (Exact name of registrant as specified in its charter)

Delaware	001-13958	13-3317783
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

The Hartford Financial Services Group, Inc. One Hartford Plaza Hartford, Connecticut	06155
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 547-5000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

The Hartford Financial Services Group, Inc. (the “Company”) is furnishing a copy of slides presented in the Investor Day conference on October 6, 2011, which include certain preliminary financial results for the third quarter ended September 30, 2011. The information is furnished as Exhibit 99.1 to this Report and is hereby incorporated by reference to this Item 2.02.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 7.01 Regulation FD Disclosure

The response to Item 2.02 is hereby incorporated into this Item 7.01.

Item 9.01 Financial Statements and Exhibits

Exhibit No.

99.1	Slide presentation of the Company at its Investor Day on October 6, 2011 (This exhibit is furnished and not filed)

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

Date: October 7, 2011

By: /s/ Beth A. Bombara
Name: Beth A. Bombara
Title: Senior Vice President and Controller